VANGUARD WELLINGTON(TM)FUND

                               SEMIANNUAL REPORT

                                  MAY 31, 2002

BALANCED
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                                                    [THE VANGUARD GROUP(R) LOGO]

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WHAT YOU CAN CONTROL
As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.34% (or $13.40 per $1,000 in assets), according to data from Lipper Inc.

     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

     Under our unique corporate structure, shareholders like you own the Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.

================================================================================
CONTENTS
Letter from the Chairman                                  1
Report from the Adviser                                   5
Fund Profile                                              8
Glossary of Investment Terms                             10
Performance Summary                                      12
Financial Statements                                     13
Advantages of Vanguard.com                               27
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================================================================================
SUMMARY
* During the first half of its 2002 fiscal year, Vanguard Wellington Fund returned 2.7%.
* Wellington earned some of its best returns in the auto & transportation and producer durables sectors, which boast attractive valuations. * Ernst H. von Metzsch, Wellington Fund's comanager, will retire at year-end 2002. Colleague Edward P. Bousa will assume responsibility for the fund's equity portfolio.
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                                                                         [PHOTO]
                                                               [JOHN J. BRENNAN]
LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,
During the first six months of its 2002 fiscal year, vanguard(R) wellington(TM) fund Investor Shares returned 2.7%. As the broad stock market drifted lower, Wellington's emphasis on reasonably valued stocks and high-quality bonds provided returns superior both to the return of the average balanced fund and to that of the Wellington Composite Index, a benchmark consisting of large-capitalization U.S. stocks and investment-grade bonds.

     The adjacent table displays total returns for your fund (both the Investor Shares and the lower-cost Admiral Shares) and its comparative standards. An analysis of the per-share components of your fund's total return appears on page 4.
================================================================================
TOTAL RETURNS                                                   Six Months Ended
                                                                    May 31, 2002
--------------------------------------------------------------------------------
VANGUARD WELLINGTON FUND
  Investor Shares                                                           2.7%
  Admiral Shares                                                            2.8
Average Balanced Fund*                                                     -2.1
Wellington Composite Index**                                               -3.0
--------------------------------------------------------------------------------
* Derived from data provided by Lipper Inc.
**Weighted 65% Standard & Poor's 500 Index and 35% Lehman Credit A or Better Index.
================================================================================

THE ECONOMY SURGED, BUT STOCKS STAYED WEAK
During the past six months, weak corporate earnings and lingering concern about the integrity of financial statements obscured the good news about the economy's quick rebound from the 2001 recession. U.S. stocks, as represented by the Wilshire 5000 Total Market Index, returned -3.4% as investors focused on the negative.

     Large, previously top-performing companies, such as Intel and Cisco Systems, were hit especially hard. Corporate America continued to cut back on capital spending, particularly on the big-dollar technology investments that fueled much of the late-1990s boom. As profits shrank, stock valuations pulled back, a pattern that has prevailed since the bursting of the growth-stock bubble in March 2000.

     Value stocks (those trading at relatively low prices compared with such measures as earnings and book value) held up better, both because these shares had not been priced for the most optimistic scenarios and because many of these stocks represent basic industries, such as commodities producers, that thrive in the early stages of an economic recovery.

     Natural-resource and basic-processing industries have enjoyed a favorable climate in 2002. During the first quarter, more than half of the 6.1% annualized growth in

================================================================================
Investor Shares
The class most commonly purchased.

Admiral(TM) Shares
A lower-cost class of shares available to longtime shareholders and to those with significant investments in the fund.
================================================================================

U.S. real gross domestic product derived from additions to inventory, rather than final sales to consumers--a boon to the companies that supply the raw materials for goods to be finished farther up the production line. The strong first quarter followed annualized growth of 1.7% in the fourth quarter of 2001.

     During the six months ended May 31, the stock market's best performers were small stocks with value characteristics. As a group, these stocks returned 16.4%, as measured by the Russell 2000 Value Index.

================================================================================
Market Barometer                                                   Total Returns
                                                      Periods Ended May 31, 2002
                                                      --------------------------
                                                   Six          One         Five
                                                Months         Year       Years*
--------------------------------------------------------------------------------
Stocks
Russell 1000 Index (Large-caps)                  -4.9%       -13.3%         6.4%
Russell 2000 Index (Small-caps)                    6.5         -0.5          6.4
Wilshire 5000 Index (Entire market)               -3.4        -11.8          6.0
MSCI EAFE Index (International)                    3.1         -9.6          0.3
--------------------------------------------------------------------------------
Bonds
Lehman Aggregate Bond Index                       2.3%         8.1%         7.6%
 (Broad taxable market)
Lehman 10 Year Municipal Bond Index                3.0          6.6          6.3
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                         0.9          2.6          4.7
================================================================================
CPI
Consumer Price Index                              1.4%         1.2%         2.3%
--------------------------------------------------------------------------------
*Annualized.
================================================================================

CONCERN ABOUT RATES RESTRAINED BOND RETURNS
The Federal Reserve Board indicated that an "accommodative" monetary policy, characterized by low short-term interest rates, was appropriate in light of rising unemployment and continuing economic uncertainty. However, the bond market apparently expects that growth will mean higher rates down the road: From November 30, 2001, to May 31, 2002, the yield of the 10-year U.S. Treasury note--a rate controlled by the market, not the Fed--rose 30 basis points (0.30 percentage point) to 5.05%.

     Bond prices declined when rates rose, but interest income offset the drop, providing investors with modestly positive total returns for the six months. The Lehman Brothers Aggregate Bond Index, a proxy for the broad investment-grade bond market, returned 2.3%. Despite some high-profile blowups in the telecommunications sector, corporate bonds provided modestly higher returns than U.S. Treasury securities with comparable maturities.

WELLINGTON'S ATTENTION TO VALUE FINDS FAVOR
During the past six months, Vanguard Wellington Fund benefited from the financial markets' renewed emphasis on valuation and income-generating investments. Your fund's return surpassed those of the broad stock and bond markets, as well as the combined performance of those asset classes as represented by the result of the average balanced fund.

     Wellington earned some of its best returns in the auto & transportation and producer durables sectors, two industry groups that fulfill your fund's mandate to invest in stocks that boast attractive valuations and relatively high

2
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levels of dividend income. Your fund also distinguished itself in the technology sector, the source of much of the stock market's struggles during the past two years. Although your fund's tech stocks declined in value, Wellington Fund held a relatively small weighting in these securities. It also managed to invest in some of the best performers in this troubled sector. As the highest-priced growth stocks tumbled, Wellington's more moderately priced selections held up better.

     The fund's focus on valuation cost shareholders some relative return in the consumer staples sector, which comprises companies that supply household basics. These companies tend to produce steady earnings growth through good times and bad, and during the past six months, consumer staples stocks have been the market's favored safe haven. This steadiness often results in relatively high valuations, however, which is why Wellington has hesitated to establish a significant position in the sector.

     The fund's fixed income strategy emphasized, as usual, high-quality investment-grade bonds. During the past six months, this strategy provided a modest benefit relative to investments in U.S. Treasury bonds with comparable maturities.

CYCLICAL AND ENDURING STRENGTHS
Wellington Fund has benefited for the past two years from value's return to favor. However, at other times, of course, a value-oriented approach has fallen temporarily out of favor. The important thing to recognize about Wellington is not that it goes through cycles of strong and weak relative performance, but that it boasts far more significant enduring strengths, namely, balance and low costs.

     By holding a mix of stocks and bonds, Wellington Fund offers shareholders the opportunity to participate in the stock market's long-term potential for growth, while muting risk with an allocation to high-grade bonds. For many people, in fact, Wellington's balanced approach is sufficient to meet all their investment needs. If your needs are more specialized, you can supplement your Wellington Fund investment with a selection of stock, bond, or money market funds to create a portfolio suited to your time horizon, tolerance for risk, and financial goals.

     Vanguard ensures that shareholders get the maximum benefit from Wellington's balanced approach by keeping a close watch on costs. The fund's expense ratio--annual operating costs as a percentage of average net assets--is 0.35% (0.24% for Admiral Shares). The industry's average balanced fund charges 1.31%, almost a full percentage point more.

================================================================================
Wellington Fund offers shareholders the opportunity to participate in the stock market's long-term potential for growth, while muting risk with an allocation to high-grade bonds.
================================================================================

                                                                               3
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     In closing,  I salute Ernst H. von  Metzsch,  Wellington  Fund's  portfolio manager since 1995. Mr. von Metzsch will retire at year-end 2002. As part of a planned succession, his colleague, Edward P. Bousa, a vice president at Wellington Management, will assume responsibility for managing the fund, ably supported by Paul Kaplan with the fixed income segment. We foresee no change in the fund's long-established investment practices. We thank Ernst and his colleagues at Wellington Management Company for helping us to create wealth for the fund's shareholders and to hasten their progress toward their financial goals.


SINCERELY,

JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

JUNE 11, 2002

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YOUR FUND'S PERFORMANCE AT A GLANCE: NOVEMBER 30, 2001-MAY 31, 2002
                                                               Distributions
                                                                 Per Share
                                                        ------------------------
                                    Starting        Ending      Income   Capital
                                 Share Price   Share Price   Dividends     Gains
--------------------------------------------------------------------------------
VANGUARD WELLINGTON FUND
  Investor Shares                     $28.41        $27.57      $0.450    $1.121
  Admiral Shares                       49.08         47.63       0.802     1.937
================================================================================

4
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REPORT FROM THE ADVISER
Vanguard Wellington Fund provided a return of 2.7% in the six months ended May 31, 2002. During this period the average balanced fund declined -2.1%, while our composite index benchmark (65% stocks, 35% bonds) declined -3.0%. The equity and fixed income portions of the fund had identical returns during the period.

THE INVESTMENT ENVIRONMENT
After the slowdown that characterized much of 2001, there were signs of economic recovery during the fiscal half-year. In fact, the economy grew at a rapid rate in the first five months of 2002, as housing remained strong and U.S. industry rebuilt inventories. Low interest rates have been laying the groundwork for a recovery both in the United States and overseas.

     Despite these positive developments, the equity market was under pressure during the semiannual period. The market's rockiness reflected both the continued deflation of the stock bubble of 1999-2000 and investors' reaction to the reports of bad accounting practices and self-serving activities by some corporate managements. There is also concern about how robust the economic recovery will be, given the level of debt in the economy. The dollar has recently weakened relative to other currencies. The U.S. trade deficit remains quite large, and foreign investors may not be so willing as they once were to continue buying U.S. securities to finance the deficit.

     We think that a weaker dollar would be a boon for many of our equity holdings, especially in the basic materials and manufacturing sectors, which suffer from foreign competition when the dollar is strong.

OUR SUCCESSES
Vanguard Wellington Fund's value-driven approach continued to work well in the six-month period, when many growth stocks declined. In terms of sector weightings, we benefited in comparison with the index from our emphasis on the industrial sector, our relatively light exposure to technology, and our low exposure to health care. (That said, we managed to find some good performers among health care stocks.) Relative to the benchmark, we also benefited from not owning natural-gas

================================================================================
INVESTMENT PHILOSOPHY
The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in equities and the balance in fixed income securities. Consistent with this approach, dividend-paying stocks dominate the fund's equity segment, while high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.
================================================================================
transmission companies in the utility sector. Among our better-performing stocks were Northrop Grumman, Philip Morris, Wachovia, TotalFinaElf, and Exelon.

     In the fund's fixed income portion, our strategy of broad diversification helped us avoid large exposures to debt issuers that seemed, in some cases, to experience financial problems overnight.

OUR SHORTFALLS
Our shortfalls were in the technology, media, and telecommunications sectors, where we were hurt by our holdings in WorldCom, AOL Time Warner, and EMC. We had bought these stocks after they declined sharply and appeared attractive based on our analysis. Subsequently, however, the prices of these companies deteriorated further.

THE FUND'S POSITIONING
The fund continues to seek out inexpensive securities with good growth prospects. Most of our stocks pay a dividend that is expected to grow over time. At 64% of assets, the fund's equity portion is leaning toward the lower end of its typical 60%-70% range. Our focus on basic materials and industrial stocks should bring benefits when world economic activity picks up, so long as the dollar remains flat or weakens further. At the same time, we are looking at opportunities in sectors where our exposure is low, such as in technology and health care.

ERNST H. VON METZSCH, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
WELLINGTON MANAGEMENT COMPANY, LLP

JUNE 13, 2002

================================================================================
Equity Portfolio Changes                           Six Months Ended May 31, 2002
Comments
--------------------------------------------------------------------------------
New Holdings
------------
Schering-Plough
Company offered a buying opportunity due to patent and manufacturing issues.
--------------------------------------------------------------------------------
AT&T Wireless
We added to this holding before breakup announcement.
--------------------------------------------------------------------------------
Eastman Kodak
Stock was attractively priced with high dividend yield; company cash flow is strong.
--------------------------------------------------------------------------------
Tyco
We purchased the stock prematurely when it appeared fundamentally cheap.
================================================================================
Eliminated
----------
Baxter International
Successful company reached high end of valuation range.
--------------------------------------------------------------------------------
Black & Decker
Stock was already priced to reflect recovery resulting from restructuring.
--------------------------------------------------------------------------------
3M Company
Successful investment appreciated to target price level.
--------------------------------------------------------------------------------
Sears, Roebuck
Stock appreciated, while outlook for consumer spending remains uncertain.
================================================================================

See page 13 for a complete listing of the fund's holdings.

FUND PROFILE                                                  AS OF MAY 31, 2002
    FOR WELLINGTON FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to unmanaged market indexes. Key terms are defined on pages 10-11.

================================================================================
TOTAL FUND CHARACTERISTICS

Yield
  Investor Shares                           3.1%
  Admiral Shares                            3.2%
Turnover Rate                               25%*
Expense Ratio
  Investor Shares                         0.35%*
  Admiral Shares                          0.24%*
Cash Investments                            2.8%
================================================================================

================================================================================
TEN LARGEST STOCKS
 (% OF EQUITIES)

Alcoa Inc.                                  2.6%
 (metals and mining)
Citigroup, Inc.                              2.4
 (banking)
Northrop Grumman Corp.                       2.1
 (aerospace and defense)
International Business Machines Corp.        2.0
 (computer hardware)
EnCana Corp.                                 1.9
 (energy)
Union Pacific Corp.                          1.9
 (railroad)
Pharmacia Corp.                              1.9
 (pharmaceuticals)
CIGNA Corp.                                  1.8
 (insurance)
Philip Morris Cos., Inc.                     1.8
 (tobacco)
FPL Group, Inc.                              1.7
 (electric utilities)
--------------------------------------------------------------------------------
Top Ten                                    20.1%
--------------------------------------------------------------------------------
Top Ten as % of Total Net Assets           12.8%
================================================================================

================================================================================
TOTAL FUND VOLATILITY MEASURES
                                                  WILSHIRE
                      FUND     S&P 500    Fund      5000
--------------------------------------------------------------------------------
R-Squared             0.52        1.00    0.32      1.00
Beta                  0.38        1.00    0.30      1.00
================================================================================

================================================================================
SECTOR DIVERSIFICATION
 (% OF COMMON STOCKS)
                                                                      WILSHIRE
                                            FUND        S&P 500           5000
--------------------------------------------------------------------------------
Auto & Transportation                       9.1%           2.0%           2.4%
Consumer Discretionary                       8.7           13.7           15.5
Consumer Staples                             6.2            8.8            7.5
Financial Services                          20.0           20.7           21.9
Health Care                                  6.6           13.9           13.6
Integrated Oils                              6.3            5.8            3.7
Other Energy                                 4.2            1.6            2.2
Materials & Processing                      11.0            3.4            3.7
Producer Durables                            7.7            3.4            3.8
Technology                                   7.3           14.2           13.7
Utilities                                   10.7            7.3            7.0
Other                                        2.2            5.2            5.0
================================================================================

================================================================================
FUND ASSET ALLOCATION
Asset Mix-Stocks/Bonds/Cash-% of TNA  - Vanguard Wellington Fund Investor Shares
Stocks                                        64
Bonds                                         33
Cash Investments                               3
================================================================================

*Annualized.

8
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================================================================================
EQUITY CHARACTERISTICS
                                                                        WILSHIRE
                                               FUND       S&P 500           5000
--------------------------------------------------------------------------------
Number of Stocks                                106           500          5,876
Median Market Cap                            $21.9B        $49.2B         $30.8B
Price/Earnings Ratio                          25.4x         28.3x          30.6x
Price/Book Ratio                               2.5x          3.3x           3.0x
Dividend Yield                                 2.0%          1.5%           1.4%
Return on Equity                              19.1%         23.0%          21.5%
Earnings Growth Rate                           3.5%          8.9%           9.3%
Foreign Holdings                              12.0%          1.6%           0.0%
================================================================================

================================================================================
EQUITY INVESTMENT FOCUS

Market Cap - Large
Style - Value
================================================================================

================================================================================
FIXED INCOME CHARACTERISTICS
                                                           LEHMAN         LEHMAN
                                               FUND        INDEX*        INDEX**
-------------------------------------------------------------------------------
Number of Bonds                                 231         2,316          6,879
Yield to Maturity                              5.8%          5.5%           5.5%
Average Coupon                                 6.8%          6.6%           6.4%
Average Maturity                          8.9 years     8.7 years      7.9 years
Average Quality                                 Aa3           Aa3            Aaa
Average Duration                          5.4 years     5.2 years      4.4 years
================================================================================

================================================================================
FIXED INCOME INVESTMENT FOCUS

Credit Quality - Investment-Grade Corporate
Average Maturity - Medium
================================================================================

================================================================================
DISTRIBUTION BY CREDIT QUALITY
 (% OF BONDS)

Treasury/Agency+                              13.8%
Aaa                                             8.9
Aa                                             21.8
A                                              35.1
Baa                                            20.1
Ba                                              0.3
B                                               0.0
Not Rated                                       0.0
--------------------------------------------------------------------------------
Total                                        100.0%
================================================================================

================================================================================
DISTRIBUTION BY ISSUER
 (% OF BONDS)

Asset-Backed                                   1.1%
Commercial Mortgage-Backed                      1.6
Finance                                        31.9
Foreign                                         4.0
Government Mortgage-Backed                      6.0
Industrial                                     37.1
Treasury/Agency                                 7.8
Utilities                                       9.7
Other                                           0.8
--------------------------------------------------------------------------------
Total                                        100.0%
================================================================================

* Lehman Credit A or Better Index.
**Lehman Aggregate Bond Index.
+ Includes government mortgage-backed bonds.

                                                               Visit our website
                                                                WWW.VANGUARD.COM
                                                           for regularly updated
                                                               fund information.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.
--------------------------------------------------------------------------------
DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                           AS OF MAY 31, 2002
    FOR WELLINGTON FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

================================================================================
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1991-MAY 31, 2002
--------------------------------------------------------------------------------
                              WELLINGTON FUND
                              INVESTOR SHARES          COMPOSITE*
FISCAL             CAPITAL        INCOME      TOTAL         TOTAL
YEAR                RETURN        RETURN     RETURN        RETURN
--------------------------------------------------------------------------------
1992                  9.2%          5.8%      15.0%         15.9%
1993                   8.4           5.2       13.6          11.8
1994                  -5.2           4.4       -0.8          -1.6
1995                  27.3           5.4       32.7          33.0
1996                  16.7           4.6       21.3          19.8
1997                  14.2           4.4       18.6          21.6
1998                  9.6%          4.2%      13.8%         20.1%
1999                  -0.5           4.1        3.6          11.0
2000                   2.6           4.3        6.9          -0.1
2001                   3.8           3.8        7.6          -3.4
2002**                 1.1           1.6        2.7          -3.0
================================================================================
* Weighted 65% S&P 500 Index and 35% Lehman Long Credit AA or Better Index through February 29, 2000; and 65% S&P 500 Index and 35% Lehman Credit A or Better Index thereafter.
**Six months ended May 31, 2002.
Note: See Financial Highlights tables on pages 23 and 24 for dividend and capital gains information.
================================================================================

================================================================================
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                               Ten Years
                                         One      Five    ----------------------
                       Inception Date   Year     Years   Capital  Income   Total
--------------------------------------------------------------------------------
Wellington Fund
  Investor Shares            7/1/1929  7.91%    11.26%     8.16%   4.45%  12.61%
  Admiral Shares            5/14/2001  4.11*       ---       ---     ---     ---
--------------------------------------------------------------------------------
*Return since inception.

FINANCIAL STATEMENTS
    MAY 31, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

================================================================================
                                                                          MARKET
                                                                          VALUE*
WELLINGTON FUND                                    SHARES                  (000)
--------------------------------------------------------------------------------
COMMON STOCKS (64.2%)
================================================================================
AUTO & Transportation (5.9%)
  Union Pacific Corp.                           5,000,000               $306,200
  Canadian National
    Railway Co.                                 4,000,000                198,600
  Ford Motor Co.                                9,527,029                168,152
  CSX Corp.                                     4,000,000                137,600
  Delphi Corp.                                  8,649,643                136,232
  General Motors Corp.                          2,004,208                124,562
  Norfolk Southern Corp.                        5,000,000                105,850
* British Airways PLC ADR                       3,000,000                 91,590
* FedEx Corp.                                   1,482,500                 79,981
  Delta Air Lines, Inc.                         2,500,000                 65,625
  Canadian Pacific
    Railway Ltd.                                2,755,700                 62,058
                                                                       ---------
                                                                       1,476,450
                                                                       ---------
CONSUMER DISCRETIONARY (5.6%)
  Kimberly-Clark Corp.                          3,200,000                207,744
  Gannett Co., Inc.                             2,000,000                151,600
  McDonald's Corp.                              5,000,000                149,700
  Eastman Kodak Co.                             4,000,000                133,080
  Waste Management, Inc.                        4,776,700                131,120
  Target Corp.                                  3,000,000                124,350
  Gillette Co.                                  3,432,900                122,108
  Dollar General Corp.                          6,824,400                117,311
* Staples, Inc.                                 5,000,000                105,400
* AOL Time Warner Inc.                          5,000,000                 93,500
  Newell Rubbermaid, Inc.                       1,943,000                 66,353
                                                                       ---------
                                                                       1,402,266
                                                                       ---------
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
--------------------------------------------------------------------------------
CONSUMER STAPLES (4.0%)
  Philip Morris Cos., Inc.                      5,000,000               $286,250
  Procter & Gamble Co.                          2,000,000                179,100
* Safeway, Inc.                                 4,000,000                162,600
  CVS Corp.                                     5,000,000                160,150
  Kellogg Co.                                   4,000,000                146,800
  General Mills, Inc.                           1,397,700                 63,595
                                                                       ---------
                                                                         998,495
                                                                       ---------
FINANCIAL SERVICES (12.9%)
Citigroup, Inc.                                 8,874,000                383,179
CIGNA Corp.                                     2,700,000                286,335
Wachovia Corp.                                  7,160,400                274,745
Ace, Ltd.                                       7,000,000                242,270
MBIA, Inc.                                      4,016,400                225,360
U.S. Bancorp                                    9,028,401                213,522
Ambac Financial Group, Inc.                     3,000,000                202,080
Marsh & McLennan Cos., Inc.                     2,000,000                201,800
J.P. Morgan Chase & Co.                         4,975,100                178,855
FleetBoston Financial Corp.                     5,000,000                176,200
Merrill Lynch & Co., Inc.                       4,000,000                162,840
American International
  Group, Inc.                                   2,200,000                147,334
KeyCorp                                         5,000,000                136,500
The Hartford Financial
  Services Group Inc.                           2,000,000                132,000
PNC Financial Services Group                    2,000,000                112,500
Archstone-Smith Trust REIT                      3,159,900                 85,349
Fannie Mae                                      1,000,000                 80,010
                                                                       ---------
                                                                       3,240,879
                                                                       ---------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WELLINGTON FUND                                    SHARES                  (000)
--------------------------------------------------------------------------------
HEALTH CARE (4.2%)
Pharmacia Corp.                                 7,000,000               $302,330
Abbott Laboratories                             5,500,000                261,250
Wyeth                                           3,000,000                166,500
Schering-Plough Corp.                           5,000,000                132,250
Becton, Dickinson & Co.                         3,000,000                112,800
AstraZeneca Group PLC ADR                       2,000,000                 87,440
                                                                       ---------
                                                                       1,062,570
                                                                       ---------
INTEGRATED OILS (4.0%)
* TotalFinaElf SA ADR                           3,000,000                233,010
  Royal Dutch Petroleum Co. ADR                 2,999,910                164,995
  ExxonMobil Corp.                              4,000,000                159,720
  ChevronTexaco Corp.                           1,800,000                157,050
  Phillips Petroleum Co.                        2,513,000                144,623
  Repsol YPF, SA ADR                            7,566,500                 89,587
  Petrol Brasil ADR                             3,000,000                 71,430
                                                                       ---------
                                                                       1,020,415
                                                                       ---------
OTHER ENERGY (2.7%)
EnCana Corp.                                    9,982,290                306,456
Schlumberger Ltd.                               3,500,000                180,740
Halliburton Co.                                 6,000,000                111,300
Burlington Resources, Inc.                      2,013,000                 81,728
                                                                       ---------
                                                                         680,224
                                                                       ---------
MATERIALS & Processing (7.0%)
  Alcoa Inc.                                   12,000,000                419,760
  Dow Chemical Co.                              7,880,300                262,729
  E.I. du Pont de Nemours & Co.                 4,500,000                207,000
  Alcan Inc.                                    5,000,000                190,500
  Weyerhaeuser Co.                              2,000,000                131,000
  PPG Industries, Inc.                          2,200,000                125,796
  Akzo Nobel NV ADR                             2,500,000                112,500
  International Paper Co.                       2,500,000                107,750
  Temple-Inland Inc.                            1,416,600                 78,876
* Corus Group PLC ADR                           6,000,000                 78,420
  Imperial Chemical Industries
    PLC ADR                                     3,272,727                 63,000
                                                                       ---------
                                                                       1,777,331
                                                                       ---------
PRODUCER DURABLES (4.9%)
  Northrop Grumman Corp.                        2,762,200                335,082
  Caterpillar, Inc.                             4,000,000                209,080
  Pitney Bowes, Inc.                            4,000,000                163,800
  The Boeing Co.                                3,500,000                149,275
  Parker Hannifin Corp.                         3,000,000                147,000
  Emerson Electric Co.                          1,986,500                114,919
  Pall Corp.                                    4,000,000                 91,040
  Alcatel SA ADR                                2,500,000                 28,775
                                                                       ---------
                                                                       1,238,971
                                                                       ---------
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
--------------------------------------------------------------------------------
TECHNOLOGY (4.7%)
  International Business
    Machines Corp.                              4,000,000               $321,800
  Hewlett-Packard Co.                           9,791,700                186,924
  Motorola, Inc.                               10,000,000                159,900
* Dell Computer Corp.                           5,028,000                135,002
* Apple Computer, Inc.                          5,000,000                116,500
* Computer Sciences Corp.                       1,728,900                 81,898
  General Dynamics Corp.                          687,300                 69,142
  Intel Corp.                                   2,000,000                 55,240
* EMC Corp.                                     7,357,900                 53,345
                                                                       ---------
                                                                       1,179,751
                                                                       ---------
UTILITIES (6.9%)
  FPL Group, Inc.                               4,399,400                277,118
  Verizon Communications                        6,136,000                263,848
  Exelon Corp.                                  4,500,000                240,705
  Cinergy Corp.                                 4,355,000                158,740
  ALLTEL Corp.                                  2,523,400                129,930
  Pinnacle West Capital Corp.                   3,173,600                127,293
  SBC Communications Inc.                       3,572,600                122,504
* AT&T Wireless Services Inc.                  15,000,000                121,650
  Progress Energy, Inc.                         2,200,000                114,070
  Constellation Energy Group, Inc.              2,000,000                 60,540
* Qwest Communications
    International Inc.                         10,971,800                 56,614
  Duke Energy Corp.                             1,326,700                 42,468
* WorldCom Inc.-
    WorldCom Group                             13,000,000                 21,580
                                                                       ---------
                                                                       1,737,060
                                                                       ---------
OTHER (1.4%)
  Norsk Hydro AS ADR                            3,131,700                158,370
  Honeywell International Inc.                  3,000,000                117,600
  Tyco International Ltd.                       4,000,000                 87,800
                                                                       ---------
                                                                         363,770
                                                                       ---------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $12,765,505)                                                  16,178,182
================================================================================

                                                     FACE
                                                   AMOUNT
                                                    (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (4.6%)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (2.6%)
Aid-Israel State
  5.89%, 8/15/2005                               $ 23,000                $23,974
Private Export Funding Corp.
  5.75%, 1/15/2008                                 40,385                 42,048
U.S. Treasury Notes
  3.25%, 12/31/2003                               369,000                371,151
  4.625%, 5/15/2006                               100,000                102,021
  6.25%, 2/15/2007                                100,000                108,237
                                                                       ---------
                                                                         647,431
                                                                       ---------
14

--------------------------------------------------------------------------------
                                                     FACE                 MARKET
                                                   AMOUNT                 VALUE*
                                                    (000)                  (000)
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (2.0%)
Government National Mortgage Assn.
(3)   6.50%, 1/15/2031-
        1/15/2032                                $194,313               $198,098
(3)   7.00%, 4/15/2023-
        4/15/2032                                 292,976                303,970
(3)   8.00%, 6/15/2017-
        9/15/2017                                     204                    223
                                                                       ---------
                                                                         502,291
                                                                       ---------
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $1,137,034)                                                    1,149,722
--------------------------------------------------------------------------------
CORPORATE BONDS (26.3%)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.4%)
California Infrastructure &
    Econ. Dev. Bank Trust PG&E
(3) 6.42%, 9/25/2008                                6,500                  6,863
California Infrastructure &
    Econ. Dev. Bank Trust SDG&E
(3) 6.31%, 9/25/2008                               11,180                 11,788
California Infrastructure
    Southern California Edison SCU
(3) 6.42%, 12/26/2009                              16,110                 16,559
MBNA Master Credit Card Trust
(3) 6.90%, 1/15/2008                               50,000                 53,798
                                                                       ---------
                                                                          89,008
                                                                       ---------
FINANCE (10.5%)
  BANKING (3.5%)
  Abbey National PLC
    6.69%, 10/17/2005                              25,000                 26,437
  Abbey National First Capital
    8.20%, 10/15/2004                              20,000                 21,763
  BB&T Corp.
    7.25%, 6/15/2007                               36,900                 40,418
  Banc One Corp.
    7.875%, 8/1/2010                               15,000                 16,764
  Bank of America Corp.
    7.125%, 9/15/2006                              20,000                 21,737
    7.80%, 2/15/2010                               30,000                 32,981
  BankBoston Corp.
    6.625%, 12/1/2005                              27,000                 28,400
  Bank of Montreal
    7.80%, 4/1/2007                                21,000                 23,134
  Banque Nationale de Paris-NY
    7.20%, 1/15/2007                               40,000                 42,588
  Banque Paribas-NY
    6.95%, 7/22/2013                               40,000                 41,738
  Citicorp
    6.75%, 8/15/2005                               50,000                 53,175
  Comerica Bank
    8.375%, 7/15/2024                              23,000                 24,824
  ------------------------------------------------------------------------------
                                                     FACE                 MARKET
                                                   AMOUNT                 VALUE*
                                                    (000)                  (000)
--------------------------------------------------------------------------------
  Credit Suisse First Boston USA Inc.
    5.875%, 8/1/2006                              $40,000                $41,104
  NBD Bancorp, Inc.
    7.125%, 5/15/2007                              35,000                 37,939
  National City Bank Pennsylvania
    7.25%, 10/21/2011                              20,000                 21,260
  Northern Trust Corp.
    6.65%, 11/9/2004                               28,000                 29,719
  Royal Bank of Scotland
    6.375%, 2/1/2011                               40,775                 41,388
  Scotland International Finance
(4) 8.85%, 11/1/2006                               28,000                 31,838
  Societe Generale-NY
    7.40%, 6/1/2006                                40,000                 43,034
  SunTrust Bank
    7.25%, 9/15/2006                               54,000                 59,085
  US Bank NA Minnesota
    5.625%, 11/30/2005                             50,000                 51,379
  Wachovia Corp.
    5.625%, 12/15/2008                             55,000                 53,676
  Washington Mutual, Inc.
    7.50%, 8/15/2006                               40,000                 43,116
  Wells Fargo & Co.
    6.625%, 7/15/2004                              25,000                 26,506
  Wells Fargo Bank NA
    6.45%, 2/1/2011                                25,000                 25,907

BROKERAGE (0.2%)
Dean Witter, Discover & Co.
    6.75%, 10/15/2013                              25,775                 26,166
    7.07%, 2/10/2014                               17,500                 18,151

FINANCE COMPANIES (2.2%)
American General Financial
    7.45%, 1/15/2005                               55,000                 59,152
Bear Stearns Commercial Mortgage
(3) 5.61%, 11/15/2033                              17,250                 16,972
CIT Group Inc.
    7.375%, 3/15/2003                              30,000                 30,016
Ford Motor Credit Co.
    6.875%, 2/1/2006                               45,000                 46,379
General Electric Capital Corp.
    7.25%, 2/1/2005                                25,000                 26,806
    8.125%, 5/15/2012                              30,000                 34,269
General Motors Acceptance Corp.
    6.00%, 4/1/2011                                27,370                 26,164
Heller Financial Inc.
    8.00%, 6/15/2005                               40,000                 43,511
Household Finance Co.
    6.375%, 10/15/2011                             50,000                 48,585
LB-UBS Commercial Mortgage Trust
    6.462%, 3/15/2031                              16,325                 16,970

--------------------------------------------------------------------------------
                                                     FACE                 MARKET
                                                   AMOUNT                 VALUE*
WELLINGTON FUND                                     (000)                  (000)
--------------------------------------------------------------------------------
Mercury General Corp.
    7.25%, 8/15/2011                              $20,000                $21,056
Norwest Financial Inc.
    6.25%, 12/15/2007                              35,000                 37,008
Pitney Bowes Credit Corp.
    8.55%, 9/15/2009                               41,890                 48,037
Frank Russell Co.
(4) 5.625%, 1/15/2009                              50,000                 48,098
Toyota Motor Credit Corp.
    5.50%, 12/15/2008                              50,000                 50,061

INSURANCE (4.2%)
ACE Capital Trust II
    9.70%, 4/1/2030                                20,000                 23,725
ACE INA Holdings Inc.
    8.20%, 8/15/2004                               39,000                 41,715
Allstate Corp.
    7.20%, 12/1/2009                               40,000                 43,294
Ambac, Inc.
    7.50%, 5/1/2023                                25,000                 25,785
American International Group, Inc.
(4) 6.30%, 5/10/2011                               60,000                 61,406
American Re Corp.
    7.45%, 12/15/2026                              45,000                 48,095
Aon Corp.
    6.90%, 7/1/2004                                48,000                 50,285
CIGNA Corp.
    7.875%, 5/15/2027                              40,665                 44,596
Chubb Corp.
    6.00%, 11/15/2011                              20,000                 20,132
Cincinnati Financial Corp.
    6.90%, 5/15/2028                               40,500                 39,006
Farmers Exchange Capital
(4) 7.05%, 7/15/2028                               40,000                 31,106
First Colony Corp.
    6.625%, 8/1/2003                               35,955                 37,328
Florida Windstorm Underwriters
(4) 7.125%, 2/25/2019                              20,000                 20,669
General Re Corp.
    9.00%, 9/12/2009                               32,000                 36,339
John Hancock Financial Services
    5.625%, 12/1/2008                              16,080                 16,191
Hartford Financial Services Group Inc.
    7.90%, 6/15/2010                               35,000                 39,005
Jackson National Life Insurance Co.
(4) 8.15%, 3/15/2027                               39,480                 43,701
Liberty Mutual Insurance Co.
(4) 7.875%, 10/15/2026                             56,210                 50,269
Lumbermens Mutual Casualty Co.
    9.15%, 7/1/2026                                35,000                 32,052

--------------------------------------------------------------------------------
                                                     FACE                 MARKET
                                                   AMOUNT                 VALUE*
                                                    (000)                  (000)
--------------------------------------------------------------------------------
Marsh & McLennan Companies Inc.
(4) 6.25%, 3/15/2012                              $50,000                $51,180
Metropolitan Life Insurance Co.
(4) 7.70%, 11/1/2015                               51,000                 55,333
Provident Cos., Inc.
    7.25%, 3/15/2028                               57,000                 58,023
Prudential Insurance Co.
(4) 7.65%, 7/1/2007                                20,000                 21,598
SAFECO Corp.
    7.875%, 3/15/2003                              33,285                 34,026
St. Paul Companies Inc.
    5.75%, 3/15/2007                               20,000                 19,959
Torchmark Corp.
    7.875%, 5/15/2023                              45,000                 45,547
UNUM Corp.
    6.75%, 12/15/2028                              13,000                 12,391
XL Capital Ltd.
    6.50%, 1/15/2012                               50,000                 51,262

FINANCIAL OTHER (0.4%)
National City Bank Columbus
    7.25%, 7/15/2010                               25,000                 26,283
Spieker Properties LP Corp.
    7.65%, 12/15/2010                              25,000                 26,528
Sun Canada Financial Co.
(4) 6.625%, 12/15/2007                             40,000                 39,560
Transamerica Financial Corp.
    6.40%, 9/15/2008                               29,265                 29,340
                                                                       ---------
                                                                       2,653,040
                                                                       ---------
INDUSTRIAL (12.2%)
  BASIC INDUSTRY (0.9%)
  Alcan Inc.
    7.25%, 3/15/2031                               39,425                 41,155
  Alcoa Inc.
    7.375%, 8/1/2010                               40,000                 43,916
  BHP Finance USA Ltd.
    7.25%, 3/1/2016                                15,000                 15,558
  E.I. du Pont de Nemours & Co.
    6.75%, 10/15/2004                              40,000                 42,427
  Houghton Mifflin Co.
    7.20%, 3/15/2011                               13,735                 13,135
  PPG Industries, Inc.
    6.875%, 2/15/2012                              13,600                 13,682
  Rohm & Haas Co.
(3) 9.80%, 4/15/2020                               13,500                 16,686
  Weyerhaeuser Co.
    6.00%, 8/1/2006                                30,000                 30,596
    6.95%, 8/1/2017                                20,000                 20,942

--------------------------------------------------------------------------------
                                                     FACE                 MARKET
                                                   AMOUNT                 VALUE*
                                                    (000)                  (000)
--------------------------------------------------------------------------------
CAPITAL GOODS (1.6%)
Caterpillar Financial
  Services Corp. MTN
    7.59%, 12/10/2003                             $40,000                $42,272
Deere & Co.
    6.55%, 7/15/2004                               16,005                 16,771
Emerson Electric Co.
    6.30%, 11/1/2005                               13,875                 14,613
Honeywell International Inc.
    7.50%, 3/1/2010                                50,000                 54,560
Masco Corp.
    6.75%, 3/15/2006                               40,000                 41,712
MeadWestvaco Corp.
    6.85%, 4/1/2012                                40,000                 41,449
Minnesota Mining &
  Manufacturing Corp.
    6.375%, 2/15/2028                              30,000                 29,253
Raytheon Co.
    7.375%, 7/15/2025                              18,000                 17,568
    8.20%, 3/1/2006                                20,675                 22,480
Rockwell International Corp.
    7.875%, 2/15/2005                              17,000                 18,448
Snap-On Inc.
    6.25%, 8/15/2011                               34,990                 35,139
Tenneco Packaging
    8.375%, 4/15/2027                               5,000                  5,479
USA Waste Services Inc.
    7.00%, 7/15/2028                               26,500                 24,714
United Technologies Corp.
    6.625%, 11/15/2004                             36,500                 38,658

COMMUNICATION (1.6%)
AT&T
(4) 6.50%, 11/15/2006                              40,000                 38,000
BellSouth Telecommunications
    5.875%, 1/15/2009                              15,000                 14,780
Chesapeake & Potomac
  Telephone Co. (MD)
    7.15%, 5/1/2023                                10,000                  9,750
Chesapeake & Potomac
  Telephone Co. (VA)
    7.625%, 12/1/2012                              16,400                 17,817
Comcast Cable Communications, Inc.
    6.875%, 6/15/2009                              40,000                 38,913
Cox Communications, Inc.
    7.75%, 8/15/2006                               30,000                 30,739
Deutsche Telekom International Finance
    7.75%, 6/15/2005                               40,000                 41,526
GTE North, Inc.
    6.90%, 11/1/2008                               30,000                 31,388

--------------------------------------------------------------------------------
                                                     FACE                 MARKET
                                                   AMOUNT                 VALUE*
                                                    (000)                  (000)
--------------------------------------------------------------------------------
GTE Southwest, Inc.
    6.00%, 1/15/2006                              $30,000                $30,379
Illinois Bell Telephone Co.
    6.625%, 2/1/2025                               27,725                 25,617
New York Telephone Co.
    7.25%, 2/15/2024                               20,000                 19,453
News America Holdings Inc.
    8.50%, 2/15/2005                               20,000                 21,538
Qwest Corp.
    7.625%, 6/9/2003                               20,000                 19,637
Southwestern Bell Telephone Co.
    7.25%, 7/15/2025                               25,000                 25,092
Telecomunicaciones de Puerto Rico
    6.65%, 5/15/2006                               13,000                 12,908
US WEST Communications Group
    6.875%, 9/15/2033                              30,000                 23,850

CONSUMER CYCLICAL (1.3%)
DaimlerChrysler North America
  Holding Corp.
    7.40%, 1/20/2005                               30,000                 31,725
Walt Disney Co.
    7.30%, 2/8/2005                                50,000                 53,551
General Motors Corp.
    7.70%, 4/15/2016                               25,000                 26,336
McDonald's Corp.
    7.375%, 7/15/2033                              15,000                 15,292
Target Corp.
    7.50%, 2/15/2005                               45,000                 48,789
Time Warner Inc.
    6.95%, 1/15/2028                               15,000                 13,389
    7.57%, 2/1/2024                                20,000                 19,048
USA Networks Inc.
    6.75%, 11/15/2005                              40,000                 40,691
Viacom Inc.
    7.70%, 7/30/2010                               40,000                 43,691
Wendy's International, Inc.
    6.35%, 12/15/2005                              25,500                 26,438

CONSUMER NONCYCLICAL (2.8%)
Abbott Laboratories
    5.625%, 7/1/2006                               50,000                 51,662
Anheuser-Busch Cos., Inc.
    7.00%, 12/1/2025                               30,000                 30,048
Becton, Dickinson & Co.
    8.70%, 1/15/2025                               20,000                 22,202
CPC International, Inc.
    6.15%, 1/15/2006                                6,790                  7,052
The Coca-Cola Co.
    4.00%, 6/1/2005                                40,000                 39,985
Conagra Foods, Inc.
    7.875%, 9/15/2010                              26,075                 28,925

--------------------------------------------------------------------------------
                                                     FACE                 MARKET
                                                   AMOUNT                 VALUE*
WELLINGTON FUND                                     (000)                  (000)
--------------------------------------------------------------------------------
Diageo PLC
    6.125%, 8/15/2005                             $50,530                $52,355
Fortune Brands Inc.
    6.25%, 4/1/2008                                40,000                 40,514
General Mills, Inc.
    6.00%, 2/15/2012                               40,000                 39,658
Kellogg Co.
    6.60%, 4/1/2011                                35,000                 36,329
Kimberly-Clark Corp.
    5.625%, 2/15/2012                              20,000                 19,862
    6.375%, 1/1/2028                               30,000                 28,581
Kraft Foods Inc.
    4.625%, 11/1/2006                              50,000                 49,465
Mattel Inc.
    6.125%, 7/15/2005                              35,000                 34,575
Pepsi Bottling Holdings Inc.
(4) 5.625%, 2/17/2009                              40,000                 40,169
Procter & Gamble Co. ESOP
    9.36%, 1/1/2021                                60,945                 77,383
SmithKline Beecham MTN
    7.375%, 4/15/2005                              15,000                 16,153
Unilever Capital Corp.
    7.125%, 11/1/2010                              33,000                 35,812
Warner Lambert
    6.00%, 1/15/2008                               20,000                 20,905
Zeneca Wilmington Inc.
    7.00%, 11/15/2023                              26,000                 27,287

ENERGY (1.4%)
Amerada Hess Corp.
    7.30%, 8/15/2031                               40,000                 40,450
Amoco Canada Petroleum Co.
    7.95%, 10/1/2022                               20,000                 20,819
Amoco Corp.
    6.50%, 8/1/2007                                25,000                 26,259
Baker Hughes Inc.
    6.875%, 1/15/2029                              40,000                 39,991
Conoco Inc.
    6.35%, 4/15/2009                               40,000                 41,166
Norsk Hydro AS
    9.00%, 4/15/2012                               20,000                 23,762
Phillips Petroleum Co.
    8.50%, 5/25/2005                               50,000                 55,683
    9.375%, 2/15/2011                              20,000                 24,462
Sunoco, Inc.
    6.75%, 4/1/2011                                39,500                 39,193
Talisman Energy, Inc.
    7.125%, 6/1/2007                               10,000                 10,396
Ultramar Diamond Shamrock
    7.20%, 10/15/2017                              40,000                 39,462

--------------------------------------------------------------------------------
                                                     FACE                 MARKET
                                                   AMOUNT                 VALUE*
                                                    (000)                  (000)
--------------------------------------------------------------------------------
TECHNOLOGY (0.5%)
Hewlett-Packard Co.
    7.15%, 6/15/2005                              $50,000                $52,928
International Business Machines Corp.
    7.50%, 6/15/2013                               20,000                 22,280
    8.375%, 11/1/2019                              25,000                 28,935
Motorola, Inc.
    7.50%, 5/15/2025                               41,370                 37,440

TELECOMMUNICATIONS (0.2%)
AirTouch Communications Inc.
    6.65%, 5/1/2008                                50,000                 51,260

TRANSPORTATION (1.2%)
CSX Corp.
    7.45%, 5/1/2007                                29,460                 32,034
Continental Airlines, Inc.
    6.90%, 1/2/2018                                26,378                 26,017
Continental Airlines, Inc.
  (Equipment Trust Certificates)
    6.648%, 3/15/2019                              29,994                 28,923
ERAC USA Finance Co.
(4) 7.35%, 6/15/2008                               21,805                 22,868
Federal Express Corp.
    6.72%, 1/15/2022                               46,333                 47,003
Norfolk Southern Corp.
    7.35%, 5/15/2007                               25,000                 27,037
    8.375%, 5/15/2005                              25,000                 26,973
PSA Corp. Ltd.
(4) 7.125%, 8/1/2005                               50,000                 53,745
Southwest Airlines Co.
    7.54%, 6/29/2015                               30,772                 32,847

INDUSTRIAL OTHER (0.7%)
Fluor Corp.
    6.95%, 3/1/2007                                42,000                 38,686
Johnson Controls, Inc.
    7.125%, 7/15/2017                              36,300                 36,661
Stanford University
    6.875%, 2/1/2024                               24,045                 25,111
    7.65%, 6/15/2026                               29,000                 32,773
The Timken Co.
    6.875%, 5/8/2028                               40,000                 34,088
                                                                       ---------
                                                                       3,079,724
                                                                       ---------
UTILITIES (3.2%)
  ELECTRIC UTILITIES (1.7%)
  Allegheny Energy Supply
    7.80%, 3/15/2011                               24,654                 24,732
  Carolina Power & Light Co.
    5.95%, 3/1/2009                                20,000                 19,697

--------------------------------------------------------------------------------
                                                     FACE                 MARKET
                                                   AMOUNT                 VALUE*
                                                    (000)                  (000)
--------------------------------------------------------------------------------
  Central Illinois Public Service
    6.125%, 12/15/2028                            $54,000                $43,793
  Consolidated Edison Co. of New York, Inc.
    6.45%, 12/1/2007                               20,000                 20,554
  Duke Energy Corp.
    7.00%, 7/1/2033                                10,000                  9,794
  Exelon Corp.
    6.95%, 6/15/2011                               45,000                 45,654
  Indiana Michigan Power Co.
    6.875%, 7/1/2004                               30,000                 31,325
  Kansas City Power & Light
    7.125%, 12/15/2005                             40,000                 42,460
  National Rural Utilities
    5.75%, 12/1/2008                               50,000                 48,872
  PacifiCorp MTN
    6.625%, 6/1/2007                               20,500                 21,379
  Progress Energy Inc.
    7.10%, 3/1/2011                                20,000                 20,927
  Southern Investments UK PLC
    6.80%, 12/1/2006                               35,000                 35,857
  Virginia Electric Power
    5.375%, 2/1/2007                                4,480                  4,474
    5.75%, 3/31/2006                               25,000                 25,290
    7.625%, 7/1/2007                               16,200                 17,700
  Wisconsin Power & Light Co.
    7.625%, 3/1/2010                               20,000                 21,478

NATURAL GAS (0.9%)
British Transco Finance
    6.625%, 6/1/2018                               50,000                 45,462
Duke Energy Field Services
    7.875%, 8/16/2010                              41,160                 43,510
El Paso Energy Corp.
    7.375%, 12/15/2012                             40,000                 39,791
Kinder Morgan Inc.
    6.75%, 3/15/2011                               40,000                 40,798
NGC Corp.
    7.125%, 5/15/2018                              35,000                 23,625
PanEnergy Corp.
    7.00%, 10/15/2006                              25,000                 26,757
Wisconsin Gas Co.
    6.60%, 9/15/2013                               13,100                 12,697

UTILITY OTHER (0.6%)
Atlantic City Electric Co.
(1) 7.00%, 9/1/2023                                18,000                 16,714
Southwestern Bell
  Telephone Co. MTN
    7.60%, 4/26/2007                                7,000                  7,699

--------------------------------------------------------------------------------
                                                     FACE                 MARKET
                                                   AMOUNT                 VALUE*
                                                    (000)                  (000)
--------------------------------------------------------------------------------
Sprint Capital Corp.
    6.125%, 11/15/2008                            $35,000                $31,552
Washington Gas Light Co. MTN
    6.15%, 1/26/2026                               43,500                 44,410
Wisconsin Public Service
    6.08%, 12/1/2028                               45,000                 40,458
                                                                       ---------
                                                                         807,459
                                                                       ---------
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
 (Cost $6,477,065)                                                     6,629,231
--------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(1.3%)
--------------------------------------------------------------------------------
Bayerische Landesbank-NY
    6.375%, 10/15/2005                             25,000                 26,060
Deutsche Ausgleichbank
    7.00%, 6/23/2005                               50,000                 53,425
KFW International Finance
    7.00%, 3/1/2013                                10,000                 10,925
    7.20%, 3/15/2014                               25,000                 27,893
Province of Nova Scotia
    5.75%, 2/27/2012                               40,000                 40,064
Province of Ontario
    5.50%, 10/1/2008                               40,000                 41,076
Province of Quebec
    5.50%, 4/11/2006                               40,000                 41,316
Province of Saskatchewan
    8.00%, 2/1/2013                                30,450                 36,017
Westdeutsche Landesbank-NY
    6.75%, 6/15/2005                               50,000                 53,268
--------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
 (Cost $310,406)                                                         330,044
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.5%)
--------------------------------------------------------------------------------
Asset Securitization Corp.
(3) 7.49%, 4/14/2029                               20,000                 21,868
DLJ Mortgage Acceptance Corp.
(3)(4)      6.82%, 10/15/2030                      25,000                 26,465
(3)(4)      7.60%, 5/15/2030                       36,000                 39,199
Morgan Stanley Dean Witter
(3) 6.39%, 7/15/2033                               34,065                 34,804
Nomura Asset Securities Corp.
(3) 6.69%, 3/15/2030                               13,000                 13,714
--------------------------------------------------------------------------------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
 (Cost $131,858)                                                         136,050
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS (0.3%)
--------------------------------------------------------------------------------
Chelan County Washington
  Public Utility District
(1)   7.07%, 6/1/2007                              10,000                 10,890
(1)   7.10%, 6/1/2008                              12,000                 13,135

--------------------------------------------------------------------------------
                                                     FACE                 MARKET
                                                   AMOUNT                 VALUE*
WELLINGTON FUND                                     (000)                  (000)
--------------------------------------------------------------------------------
Oakland CA Pension Obligation
(1) 6.98%, 12/15/2009                              $7,801                 $8,411
Southern California Public
Power Auth.
(2) 6.93%, 5/15/2017                               30,000                 31,842
--------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
 (Cost $59,801)                                                           64,278
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.3%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.83%, 6/3/2002                                 533,578                533,578
  1.83%, 6/3/2002--Note G                          55,603                 55,603
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $589,181)                                                         589,181
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.5%)
 (Cost $21,470,850)                                                   25,076,688
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     220,928
Liabilities--Note G                                                    (104,083)
                                                                       ---------
                                                                         116,845
                                                                       ---------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $25,193,533
================================================================================
*  See Note A in Notes to Financial Statements.
*  Non-income-producing security.
(1)Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Insurance Association).
(2)Scheduled principal and interest payments are guaranteed by FSA (Financial Security Assurance).
(3)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(4)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2002, the aggregate value of these securities was $675,204,000, representing 2.7% of net assets.
ADR--American Depositary Receipt.
MTN--Medium-Term Note.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT MAY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                     $ 20,961,109
Undistributed Net Investment Income                                      126,362
Accumulated Net Realized Gains                                           500,224
Unrealized Appreciation--Note F                                        3,605,838
--------------------------------------------------------------------------------
NET ASSETS                                                           $25,193,533
================================================================================
Investor Shares--Net Assets
Applicable to 801,764,898 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $22,104,705
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                         $27.57
================================================================================
Admiral Shares--Net Assets
Applicable to 64,843,952 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                           $3,088,828
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                                          $47.63
================================================================================

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

======================================================================================
                                                                       WELLINGTON FUND
                                                         SIX MONTHS ENDED MAY 31, 2002
                                                                                 (000)
--------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends                                                                  $ 164,265
  Interest                                                                     261,082
  Security Lending                                                               1,328
--------------------------------------------------------------------------------------
    Total Income                                                               426,675
--------------------------------------------------------------------------------------
Expenses
  Investment Advisory Fees--Note B
    Basic Fee                                                                    4,418
    Performance Adjustment                                                       1,577
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                                           31,303
      Admiral Shares                                                             2,541
    Marketing and Distribution
      Investor Shares                                                            1,561
      Admiral Shares                                                               137
  Custodian Fees                                                                   102
  Auditing Fees                                                                      6
  Shareholders' Reports
    Investor Shares                                                                271
    Admiral Shares                                                                  31
  Trustees' Fees and Expenses                                                       14
--------------------------------------------------------------------------------------
    Total Expenses                                                              41,961
    Expenses Paid Indirectly--Note D                                           (1,706)
--------------------------------------------------------------------------------------
    Net Expenses                                                                40,255
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                          386,420
--------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                         501,463
--------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES    (228,618)
--------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $659,265
======================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent report-ing periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

==========================================================================================
                                                                    Wellington Fund
                                                             -----------------------------
                                                                Six Months            Year
                                                                     Ended           Ended
                                                              May 31, 2002   Nov. 30, 2001
                                                                     (000)           (000)
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net Investment Income                                          $ 386,420       $ 803,612
  Realized Net Gain (Loss)                                         501,463       1,069,314
  Change in Unrealized Appreciation (Depreciation)               (228,618)       (196,443)
------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations    659,265       1,676,483
------------------------------------------------------------------------------------------
Distributions
  Net Investment Income
    Investor Shares                                              (352,937)       (801,388)
    Admiral Shares                                                (43,937)        (23,864)
  Realized Capital Gain*
    Investor Shares                                              (857,744)     (1,156,143)
    Admiral Shares                                                (98,109)              --
------------------------------------------------------------------------------------------
    Total Distributions                                        (1,352,727)     (1,981,395)
------------------------------------------------------------------------------------------
Capital Share Transactions--Note H
  Investor Shares                                                  853,957       (384,978)
  Admiral Shares                                                   883,109       2,315,425
------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions      1,737,066       1,930,447
------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                      1,043,604       1,625,535
------------------------------------------------------------------------------------------
Net Assets
  Beginning of Period                                           24,149,929      22,524,394
------------------------------------------------------------------------------------------
  End of Period                                                $25,193,533     $24,149,929
==========================================================================================

*Includes   fiscal  2002  and  2001  short-term  gain   distributions   totaling
$138,987,000 and $23,435,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

WELLINGTON FUND INVESTOR SHARES
===================================================================================================================
                                                                                  Year Ended November 30,
For a Share Outstanding                         Six Months Ended     ----------------------------------------------
Throughout Each Period                              May 31, 2002       2001       2000      1999      1998     1997
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $28.41     $28.83      $29.62    $32.29   $31.05   $28.34
-------------------------------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                                     .427        .97        1.07      1.13     1.13     1.11
  Net Realized and Unrealized Gain (Loss)
    on Investments                                          .304       1.10         .79     (.14)     2.86     3.77
-------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        .731       2.07        1.86       .99     3.99     4.88
-------------------------------------------------------------------------------------------------------------------
Distributions
  Dividends from Net Investment Income                    (.450)     (1.01)      (1.15)    (1.22)   (1.18)   (1.06)
  Distributions from Realized Capital Gains              (1.121)     (1.48)      (1.50)    (2.44)   (1.57)   (1.11)
-------------------------------------------------------------------------------------------------------------------
    Total Distributions                                  (1.571)     (2.49)      (2.65)    (3.66)   (2.75)   (2.17)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $27.57     $28.41      $28.83    $29.62   $32.29   $31.05
===================================================================================================================
Total Return                                               2.70%      7.62%       6.93%     3.58%   13.84%   18.60%
===================================================================================================================
Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                   $22,105    $21,864     $22,524   $25,846  $25,829  $21,340
  Ratio of Total Expenses to
    Average Net Assets                                    0.35%*      0.36%       0.31%     0.30%    0.31%    0.29%
  Ratio of Net Investment Income to
    Average Net Assets                                    3.10%*      3.42%       3.77%     3.74%    3.68%    3.97%
  Portfolio Turnover Rate                                   25%*        33%         33%       22%      29%      27%
===================================================================================================================

*Annualized.

WELLINGTON FUND ADMIRAL SHARES
==========================================================================================
                                                          Six Months Ended      May 14* to
                                                                   May 31,        Nov. 30,
For a Share Outstanding Throughout Each Period                        2002            2001
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $49.08          $50.00
------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                                               .764            .940
  Net Realized and Unrealized Gain (Loss) on Investments              .525         (1.045)
------------------------------------------------------------------------------------------
    Total from Investment Operations                                 1.289          (.105)
------------------------------------------------------------------------------------------
Distributions
  Dividends from Net Investment Income                              (.802)          (.815)
  Distributions from Realized Capital Gains                        (1.937)              --
------------------------------------------------------------------------------------------
    Total Distributions                                            (2.739)          (.815)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $47.63          $49.08
==========================================================================================
Total Return                                                         2.76%          -0.12%
==========================================================================================
Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                              $3,089          $2,286
  Ratio of Total Expenses to Average Net Assets                    0.24%**         0.28%**
  Ratio of Net Investment Income to Average Net Assets             3.22%**         3.44%**
  Portfolio Turnover Rate                                            25%**             33%
==========================================================================================

* Inception.
**Annualized.


NOTES TO FINANCIAL STATEMENTS
Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on May 14, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices and using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distri-butions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Credit A or Better Bond Index (AA or Better Index for periods prior to March 1, 2000). For the six months ended May 31, 2002, the advisory fee represented an effective annual basic rate of 0.04% of the fund's average net assets before an increase of $1,577,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2002, the fund had contributed capital of $4,567,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 4.57% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 2002, directed brokerage and custodian fee offset arrangements reduced expenses by $1,701,000 and $5,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the six months ended May 31, 2002, the fund purchased $2,453,977,000 of investment securities and sold $2,376,745,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,085,308,000 and $623,364,000, respectively.

F. At May 31, 2002, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $3,605,838,000, consisting of unrealized gains of $4,661,967,000 on securities that had risen in value since their purchase and $1,056,129,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at May 31, 2002, was $320,033,000, for which the fund held as collateral cash of $55,603,000 and U.S. Treasury securities with a market value of $273,663,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

H. Capital share transactions for each class of shares were:

======================================================================================================
                                                    Six Months Ended                  Year Ended
                                                      May 31, 2002                November 30, 2001
                                                   ------------------           ----------------------
                                                    Amount     Shares           Amount          Shares
                                                     (000)      (000)            (000)           (000)
------------------------------------------------------------------------------------------------------
Investor Shares
  Issued                                        $2,100,736     76,362       $3,612,814         127,008
  Issued in Lieu of Cash Distributions           1,157,857     42,721        1,855,740          67,189
  Redeemed                                     (2,404,636)   (86,991)      (5,853,532)       (205,840)
                                               -------------------------------------------------------
    Net Increase (Decrease)--Investor Shares       853,957     32,092        (384,978)        (11,643)
                                               -------------------------------------------------------
Admiral Shares
  Issued                                           889,526     18,353        2,366,316          47,634
  Issued in Lieu of Cash Distributions             130,047      2,776           20,833             456
  Redeemed                                       (136,464)    (2,862)         (71,724)         (1,513)
                                               -------------------------------------------------------
    Net Increase (Decrease)--Admiral Shares        883,109     18,267        2,315,425          46,577
======================================================================================================

ADVANTAGES OF VANGUARD.COM(TM)
Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

     Consider the benefits of using VANGUARD.COM. On our website, you can:

     * Choose to stop receiving fund reports and prospectuses via U.S. mail, and view them online instead.
     * Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES
You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web Profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to have us mail out only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, an update on Vanguard investments, services, and online resources, delivered every month and whenever there's breaking news.

YOUR ONLINE INFORMATION IS SECURE
Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R) FAMILY OF FUNDS
STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock
  Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets
  Index Fund
Institutional Index Fund
Institutional Total Stock Market
  Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital
  Appreciation Fund
Tax-Managed Growth and
  Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock
  Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative
  Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
  Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market
  Index Fund
Insured Long-Term
  Tax-Exempt Fund
Intermediate-Term Bond
  Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term
  Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida, Massachusetts,
  New Jersey, New York, Ohio,
  Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money
  Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
  Funds (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

Standard & Poor's 500 and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
================================================================================
TRUSTEES (YEAR ELECTED)
JOHN J. BRENNAN (1987)
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

CHARLES D. ELLIS (2001)
The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates (international business-strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA (2001)
Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; and Trustee of Drexel University.

JOANN HEFFERNAN HEISEN (1998)
Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and Women's Research and Education Institute.

BURTON G. MALKIEL (1977)
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund), Vanguard Group (Ireland) Limited (Irish investment management firm), Prudential Insurance Co. of America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and NeuVis, Inc. (software company).

ALFRED M. RANKIN, JR. (1993)
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. LAWRENCE WILSON (1985)
Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), The Mead Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
================================================================================
EXECUTIVE OFFICERS
R. GREGORY BARTON
Secretary; Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.
================================================================================

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

[SHIP LOGO]
THE VANGUARD GROUP(R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

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LifeStrategy,  STAR,  Wellesley,  Wellington,  Windsor,  and the  ship  logo are trademarks of The Vanguard Group, Inc.

All other marks are the property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

ABOUT OUR COVER
Our cover photographs were taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other
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e-mail through Vanguard.com(TM). Prospectuses may also be viewed online.

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                                                (C)2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q212 072002